Phase 2b HARMONY Study Results Restoring Balance. Renewing Life. September 13, 2022 Exhibit 99.2

Safe Harbor ©2022 AKERO THERAPEUTICS. This presentation and the accompanying oral commentary may contain “forward-looking statements” of Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding: the future of our business; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of Efruxifermin (“EFX”), as well as the dosing, safety and tolerability of EFX; our development plans for EFX, including our belief in the potential of EFX as a foundational NASH therapy; our preclinical and clinical results, including our safety/tolerability, laboratory measures and biopsy data from our Phase 2b HARMONY study; the Phase 2b SYMMETRY study, including its expansion into Cohort D, expected timing to complete enrollment, report preliminary results, and other related milestones; the possibility that positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; risks related to the competitive landscape; expectations regarding the Company’s use of capital, expenses and other future financial results; and the potential impact of COVID-19 on strategy, our employees, supply chain, future operations and clinical trials. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, as filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law.   Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Evaluating efruxifermin (EFX), An Fc-FGF21 Fusion Protein ©2022 AKERO THERAPEUTICS. Statistically Significant Effects after 24 Weeks Fibrosis Improvement NASH Resolution Fibrosis Improvement AND NASH Resolution

HARMONY Trial Design: Pre-Cirrhotic (F2-F3) NASH

akero

Key Inclusion Criteria
- F2-F3 NASH
- NAS ≥4
- Liver Fat (MRI-PDFF) ≥8%

Phase 2b Primary Endpoint
- ≥ 1-stage fibrosis improvement without worsening of NASH

Key Secondary Efficacy Endpoints
- NASH Resolution & No Worsening of Fibrosis
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- MRI-PDFF
- Liver Injury Markers


24 Weeks
Long-Term Safety Follow-Up
Phase 2b
Screening
Randomization
Placebo
EFX 28mg
EFX 50mg
Placebo
EFX Continuation Dose TBD
Liver Biopsy
MRI-PDFF

Regulatory Requirements for Phase 3 Trials
- FDA accepts one of two endpoints for Phase 3 registrational trials: (1) Fibrosis improvement ≥1 stage & no worsening of NASH or (2) NASH resolution and no worsening of fibrosis[1]
- EMA requires both endpoints to be met for marketing approval[2]

©2022 AKERO THERAPEUTICS.

[1] FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018)

[2] EMA, Draft Reflection paper on regulatory requirements for the development of medicinal products for chronic non-infectious liver diseases (PBC, PSC, NASH) (2018)

4

Week 24 Patient Disposition & Analysis Sets


Randomized (N=128)
Randomized Not Dosed
EFX (N=2)
Dosed (N=126)
Discontinued Prior to Week 24 (N=11)
Administrative
EFX (N=5)
Placebo (N=1)
Due to AEs
EFX (N=5)
Completed Week 24 (N=115)
Biopsies Not Collected
EFX (N=1); Placebo (N=1)
Biopsies Collected (N=113)
Placebo (N=41)
28mg (N=38)
50mg (N=34)

Key Analysis Sets

Full Analysis Set – All subjects who were randomized

Safety Set – All subjects who received at least one dose of study drug

Biomarker Analysis Set – All subjects who have baseline and on-study biomarker measurement at given timepoint

Primary Endpoint

Liver Biopsy Analysis Set – All subjects who have Baseline and Week 24 liver biopsy results

©2022 AKERO THERAPEUTICS.

5

Baseline Demographics ©2022 AKERO THERAPEUTICS. Parameter (Mean) Placebo (N=43) EFX 28mg (N=42) EFX 50mg (N=43) Age (Years) 55 57 52 Sex (% Female) 63 69 53 Weight (kg) 108 104 103 Type 2 Diabetes (%) 65 76 70 Fibrosis Stage (% F3)1 70 64 63 Enhanced Liver Fibrosis (ELF) Score 9.8 9.7 9.8 Pro-C32 (μg/L) 16.5 15.3 18.4 Liver Stiffness by VCTE3 (FibroScan) (kPa) 15 14 16 Hepatic Fat Fraction by MRI-PDFF4 (%) 17.1 18.5 17.5 NAFLD Activity Score (NAS) 5.4 5.1 5.6 Alanine Aminotransferase (ALT) (U/L) 62 50 63 Aspartate Aminotransferase (AST) (U/L) 57 42 52 HbA1c (%) 6.8 6.8 6.7 Triglycerides (mg/dL) 170 158 154 LDL-Cholesterol (mg/dL) 94 96 111 1 All patients either fibrosis stage 2 (F2) or stage 3 (F3); 2 Procollagen 3 N-Terminal Propeptide; 3 Vibration-controlled transient elastography; 4 Magnetic Resonance Imaging Proton Density Fat Fraction

Consensus Reading of Biopsies: Rigorous Approach to Histopathology Based on FDA Input to Minimize Variability ©2022 AKERO THERAPEUTICS. Different Scores Slides Prepared From Tissue Samples Score 1 Score 2 Same Score Consensus Score Adjudicated Score No Consensus Consensus Meeting Final Score QC’d and Reported to Study Portal Key Features of EFX Biopsy Analysis Plan Biopsies independently scored by two pathologists, with a third pathologist available to adjudicate in absence of consensus Pathologists underwent protocol-specific training to align on NASH-CRN scoring interpretation Pathologists blinded to subject, treatment, and sequence No paired biopsy reads (i.e., pre- and on-treatment biopsies not read side-by-side) Consensus Biopsy Analysis Flow Chart

Both EFX Doses Achieved Statistical Significance on Primary Endpoint (Fibrosis Improvement) ©2022 AKERO THERAPEUTICS. Source Data: Liver Biopsy Analysis Set *39%* Fibrosis Improvement ≥1 Stage & No Worsening of NASH1 at Week 24 1 Improvement in liver fibrosis greater than or equal to one stage and no worsening of NASH (defined as no increase in NAS for ballooning, inflammation, or steatosis) 39% 20% * p<0.05, versus placebo (Cochran–Mantel–Haenszel test [CMH]) EFX 28mg N=38 EFX 50mg N=34 Placebo N=41 *41%* 41%

EFX Fibrosis Improvement in Context: Pre-Cirrhotic NASH
(≥1 Stage Improvement in Fibrosis and No Worsening of NASH)

akero

akero	inventiva	Intercept	novo nordisk	Madrigal Pharmaceuticals	89bio
Efruxifermin	**Lanifibranor**	**Obeticholic Acid**	**Semaglutide**	**Resmetirom**	**Pegozafermin**
Phase 2b (F2-F3)	Phase 2b (F1-F3)	Phase 3 (F2-F3)	Phase 2b (F2-F3)	Phase 2 (F1-F3)	Phase 1b/2a (F2-F3)
66% F3	% F3 Not Reported	54% F3	69% F3	20% F3	65% F3
24 Wks / Completers[1]	24 Wks / Completers[2]	72 Wks / ITT[3]	72 Wks / ITT[3]	36 Wks / Completers[4]	20 Wks / Completers[5]
Consensus Readers	Single Reader	**Consensus Readers**	**Consensus Readers**	Single Reader	Single Reader



By Reported Effect Size (Treatment Minus Placebo)
HARMONY Placebo Rate
20%
39%*
20%†
41%*
21%
Placebo (N=41)
28mg (N=38)
50mg (N=34)
29%
32%
3%
46%*
17%
Placebo (N=62)
0.8g (N=63)
1.2g (N=69)
10%
14%
4%
22%***
12%
Placebo (N=311)
10mg (N=312)
25mg (N=308)
33%
32%
43%
10%
Placebo (N=58)
0.2mg (N=59)
0.4mg (N=56)
24%
29%
5%
Placebo (N=34)
All (N=73)
No Placebo Arm
26%
Effect Size Unknown
27mg (N=19)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[1] Baseline and Week 24 biopsies available; [2] End-of-study biopsy available with no major protocol deviations; [3] Missing biopsies were imputed as non-responders; [4] Completed 36 weeks of treatment and had end-of-study biopsy; [5] End-of-study biopsy available.

Lanifibranor - Francque et al. (2021) New Engl J Med 385, 1547–1558; Obeticholic acid - Intercept (2022) July 7 Press Release; Semaglutide - Newsome et al. (2020) New Engl J Med 384, 1113–1124; Resmetirom - Harrison, S et al. (2019) Lancet 394(10213):2012-24; Pegozafermin - 89Bio (2022) August 1 Corporate Presentation. All trademarks are the property of their respective owners.

† 39.47 - 19.51 = 19.96 * $p<0.05$, *** $p<0.001$, versus placebo

©2022 AKERO THERAPEUTICS.

9

Both EFX Doses Achieved Statistical Significance on Key Secondary Endpoint (NASH Resolution) ©2022 AKERO THERAPEUTICS. Source Data: Liver Biopsy Analysis Set 1 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning NASH Resolution1 & No Worsening of Fibrosis at Week 24 EFX 28mg N=38 EFX 50mg N=34 Placebo N=41 15% ** p<0.01, *** p<0.001, versus placebo (CMH) **47%** 47% ***76%*** 76%

EFX NASH Resolution in Context: Pre-Cirrhotic NASH
(NASH Resolution and No Worsening of Fibrosis)

akero

akero	novo nordisk	inventiva	Madrigal	Intercept	89bio
Efruxifermin	**Semaglutide**	**Lanifibranor**	**Resmetirom**	**Obeticholic Acid**	**Pegozafermin**
Phase 2b (F2-F3)	Phase 2b (F2-F3)	Phase 2b (F1-F3)	Phase 2 (F1-F3)	Phase 3 (F2-F3)	Phase 1b/2a (F2-F3)
66% F3	69% F3	% F3 Not Reported	20% F3	54% F3	65% F3
24 Wks / Completers[1]	72 Wks / ITT[2]	24 Wks / Completers[3]	36 Wks / Completers[4]	72 Wks / ITT[2]	20 Wks / Completers[5]
Consensus Readers	**Consensus Readers**	Single Reader	Single Reader	**Consensus Readers**	Single Reader



By Reported Effect Size (Treatment Minus Placebo)
EFX Effect Sizes
HARMONY Placebo Rate
15%
47%**
32%
76%***
62%†
Placebo (N=41)
28mg (N=38)
50mg (N=34)
17%
36%
19%
59%***
42%
Placebo (N=58)
0.2mg (N=59)
0.4mg (N=56)
23%
40%*
17%
49%**
26%
Placebo (N=62)
0.8g (N=63)
1.2g (N=69)
15%
25%
10%
Placebo (N=34)
All (N=73)
4%
6%
7%
Placebo (N=311)
10mg (N=312)
25mg (N=308)
No Placebo Arm
32%
Effect Size Unknown
27mg (N=19)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[1] Baseline and Week 24 biopsies available; [2] Missing biopsies were imputed as non-responders; [3] End-of-study biopsy available with no major protocol deviations; [4] Completed 36 weeks of treatment and had end-of-study biopsy; [5] End-of-study biopsy available.

Semaglutide - Newsome et al. (2020) New Engl J Med 384, 1113–1124; Lanifibranor - Francque et al. (2021) New Engl J Med 385, 1547–1558; Resmetirom - Harrison, S et al. (2019) Lancet 394(10213):2012-24; Obeticholic acid - Intercept (2022) July 7 Press Release; Pegozafermin - 89Bio (2022) August 1 Corporate Presentation.

All trademarks are the property of their respective owners.

©2022 AKERO THERAPEUTICS.

† 76.47 - 14.63 = 61.84

* p<0.05, ** p<0.01, *** p<0.001, versus placebo

11

Both EFX Doses Achieved Statistical Significance on Composite Endpoint (Fibrosis Improvement and NASH Resolution) ©2022 AKERO THERAPEUTICS. Source Data: Liver Biopsy Analysis Set 1 Improvement in liver fibrosis greater than or equal to one stage 2 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning Fibrosis Improvement1 AND NASH Resolution2 at Week 24 EFX 28mg N=38 EFX 50mg N=34 Placebo N=41 5% ** p<0.01, *** p<0.001, versus placebo (CMH) **29%** 29% ***41%*** 41% Placebo (N=41) EFX 28mg (N=38) EFX 50mg (N=34) 5% 16% 15% Patients Achieving Fibrosis Improvement ≥2 Stages and No Worsening of NASH at Week 24

Magnitude of Reduction and Normalization of Liver Fat Comparable to Phase 2a BALANCED Study[1]



LS Mean Relative Percent Change From Baseline in Liver Fat at Week 24
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-6%
-52% ***
-64% ***
Placebo N=42
EFX 28 mg N=38
EFX 50mg N=35

*** p<0.001, versus placebo (ANCOVA)

Proportion of Patients Achieving Fat Reduction Thresholds at Week 24

Endpoint	Placebo (N=42)	EFX 28mg (N=38)	EFX 50mg (N=35)
Relative Reduction in Liver Fat			
≥50%	2%	63% ***	77% ***
Normalization of Liver Fat Content			
≤5%	2%	34% ***	51% ***

*** p<0.001, versus placebo (CMH)

[1] The Phase 2a BALANCED study was a 12-week randomized clinical trial in patients with F1-F3 NASH

Source Data: MRI-PDFF Analysis Set (All subjects who have Baseline and Week 24 liver fat measurements)

©2022 AKERO THERAPEUTICS.

13

Rapid and Sustained Statistically Significant Improvements in Markers of Liver Injury ©2022 AKERO THERAPEUTICS. ALT, LS Mean Percent Change from Baseline AST, LS Mean Percent Change from Baseline ** p<0.01, *** p<0.001, versus placebo (MMRM1) *** p<0.001, versus placebo (MMRM1) Source Data: Full Analysis Set *** *** *** *** *** *** *** *** *** *** -47%*** -49%*** -4% -2% 1 Mixed Model Repeated Measures

†-2.6† -2.6 ***-5.1*** Liver Stiffness by FibroScan (kPa) EFX 28 mg Placebo N=38 N=42 EFX 50mg N=36 -0.7 ** p<0.01, versus placebo (ANCOVA1) † p<0.01, versus baseline (ANCOVA) ELF Score EFX 28 mg Placebo N=37 N=42 EFX 50mg N=34 +0.1 *** p<0.001, versus placebo (MMRM1) -5.1 EFX 28mg Placebo N=37 N=40 Pro-C3 (µg/L) EFX 50mg N=35 +0.1 *** p<0.001, versus placebo (MMRM1) Statistically Significant Reductions in Non-Invasive Markers Reflect Histological Improvement in Fibrosis ©2022 AKERO THERAPEUTICS. LS Mean Change From Baseline to Week 24 Source Data: Biomarker Analysis Set (Pro-C3 and ELF); Full Analysis Set (Liver Stiffness) (non-missing values only, no imputation) 1 Analysis of Covariance ***-5.2*** -5.2 ***-0.6*** -0.6 ***-0.7*** -0.7 **-4.3** -4.3

Treatment-Emergent Adverse Events (TEAE) ©2022 AKERO THERAPEUTICS. TEAE Overview Placebo (N=43) EFX 28mg (N=40) EFX 50mg (N=43) TEAE Leading to Death 0 (0%) 0 (0%) 0 (0%) Drug-Related Serious Adverse Event (SAE) 0 (0%) 0 (0%) 1 (2%)a,b TEAE Leading to Discontinuation 0 (0%) 2 (5%)c 3 (7%)d Most Frequent (≥15%) Drug-Related TEAEs Placebo EFX 28mg EFX 50mg Diarrhea 6 (14%) 14 (35%) 14 (33%) Nausea 5 (12%) 10 (25%) 14 (33%) Increased Appetite 2 (5%) 7 (18%) 10 (23%) Frequent Bowel Movements 1 (2%) 8 (20%) 0 (0%) Injection Site Erythema 5 (12%) 6 (15%) 7 (16%) Injection Site Bruising 1 (2%) 6 (15%) 3 (7%) a (1) Esophagitis b There were three additional non-drug-related SAEs: (1) Edema; (2) Covid-19; (3) Pancreatitis c (1) Increased appetite & weight gain; (2) diarrhea d (1) Esophagitis & vomiting; (2) Nausea; (3) Lymphadenopathy (not drug-related) Source Data: Safety Set

+16% Placebo EFX 28mg EFX 50mg N=28 N=26 N=26 T2D Subset +9% Placebo EFX 28mg EFX 50mg N=37 N=41 N=35 All All EFX 50mg 0.0 Placebo EFX 28mg N=37 N=42 N=36 T2D Subset 0.0 Placebo EFX 28mg EFX 50mg N=28 N=27 N=27 Clinically Meaningful Improvements Observed in Glycemic Control and Insulin Sensitivity, Particularly in Patients with T2D ©2022 AKERO THERAPEUTICS. LS Mean Change From Baseline to Week 242 Source Data: Biomarker Analysis Set * p<0.05, versus placebo (MMRM); † p<0.05, versus baseline (MMRM) ** p<0.01, *** p<0.001, versus placebo (MMRM) HbA1c(%)1 C-Peptide3 1 Absolute change from baseline, %; 2 Patients remained on diabetic medications; 3 Relative percent change from baseline *-0.5%* -0.5% **-17%** -17% *-0.4* -0.4 †-0.3† -0.3 **-22%** -22% **-16%** -16% ***-23%*** -23% *-0.5%* -0.5%

HDL Cholesterol *** p<0.001, versus placebo (MMRM) -2% Placebo EFX 28mg EFX 50mg N=35 N=42 N=35 LDL Cholesterol ** p<0.01, versus placebo (MMRM) +9% Placebo EFX 28mg EFX 50mg N=35 N=42 N=35 Significant Improvements Observed in Lipoprotein Profile ©2022 AKERO THERAPEUTICS. LS Mean Change From Baseline to Week 24 (%) Source Data: Full Analysis Set, non-missing values only, no imputation Non-HDL Cholesterol *** p<0.001, versus placebo (MMRM) +9% Placebo EFX 28mg EFX 50mg Triglycerides *** p<0.001, versus placebo (MMRM) +8% Placebo EFX 28mg EFX 50mg N=35 N=42 N=35 N=35 N=42 N=35 ***-25%*** -25% ***-29%*** -29% **-8%** -8% ***-13%*** -13% ***+24%*** +24% ***+30%*** +30% **-8%** -8% ***-13%*** -13%

Weight Loss Observed for 50mg EFX Dose Group ©2022 AKERO THERAPEUTICS. Source Data: Full Analysis Set, non-missing values only, no imputation -0.2 Body Weight, LS Mean Change at Week 24 (kg) Placebo EFX 28mg EFX 50mg -0.6 N=37 N=42 N=36 -2.6%†† †† p<0.01, versus baseline (MMRM) ††-2.9†† -2.9

©2022 AKERO THERAPEUTICS. addressing all core aspects of NASH pathogenesis in a single treatment Fibrosis Improvement NASH Resolution Fibrosis Improvement AND NASH Resolution Healthy Metabolism Restoration Liver Health Improvement After 24 Weeks EFX: A Potentially Foundational NASH Therapy

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